UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2013 (October 10, 2013)

ANNEC GREEN REFRACTORIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-54117	27-2951584
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

No. 5 West Section, Xidajie Street, Xinmi City, Henan Province, P.R. China	452370 (Zip Code)
(Address of Principal Executive Offices)

86-371- 69999012
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

On October 10, 2013, Annec Green Refractories Corporation (the “Company”) dismissed its independent registered public accounting firm, GHP Horwath, P.C. (“GHP”) effective immediately.  The dismissal was approved by the Board of Directors (the “Board”) of the Company.

In  connection  with the audit of the fiscal year ended December 31, 2012 and through October 10, 2013, there were (i) no disagreements with GHP on any matter of accounting  principles or practices,  financial statement  disclosure, or auditing scope or procedure, which disagreements if not  resolved  to the  satisfaction  of GHP would  have caused them to make reference to the subject matter of the disagreement(s) in connection with their report; (2) no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K except certain material weaknesses in the internal controls over financial reporting as disclosed in the Form 10-K for the fiscal year ended December 31, 2012.

GHP’s report on the financial statements of the Company for the year ended December 31, 2012 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided GHP with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and has requested that GHP furnish a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated October 16, 2013, indicating that it is in agreement with such disclosures is filed as Exhibit 16.1 to this Form 8-K.

On October 10, 2013, the Company engaged Goldman Kurland and Mohidin, LLP (“GKM”) as the Company’s independent registered public accountant effective immediately.  The engagement was approved by the Board.  Prior to October 10, 2013, the Company did not consult with GKM LLP regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized GHP to respond fully to any inquiries of GKM.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from GHP Horwath, P.C. dated October 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annec Green Refractories Corporation

Dated: October 16, 2013	By:	/s/ Jiantao Li
President, Chief Executive Officer and
Chief Financial Officer